                              SPDR(R) SERIES TRUST

                          Supplement Dated May 21, 2010
            to the Prospectus Dated October 31, 2009, as supplemented

     Portfolio management information with respect to certain series of the Trust is hereby revised as set forth in the table below (the "SPDR ETFs"), which replaces the applicable information on page 74 in the Management section of the Prospectus. Information with respect to new portfolio managers, as applicable, for such SPDR ETFs follows the table below and the applicable page number of the summary section of the Prospectus where applicable portfolio manger information should be included is noted in the table. All information with respect to Elya Schwartzman is hereby removed from the Prospectus.

                                                                                                       PROSPECTUS
                                                                                                          PAGE
     PORTFOLIO MANAGERS                                 FUND (NYSE TICKER)                               NUMBER
     ------------------                                 ------------------                             ----------
Michael Brunell, John Kirby           SPDR Barclays Capital Intermediate Term Treasury (ITE)                10
      and Karen Tsang                   SPDR Barclays Capital Long Term Treasury ETF (TLO)                  14

Michael Brunell, John Kirby           SPDR Barclays Capital Convertible Securities ETF (CWB)                23
     and Max DeSantis                     SPDR Barclays Capital Aggregate Bond ETF (LAG)                    32
                                         SPDR Barclays Capital High Yield Bond ETF (JNK)                    67

Michael Brunell, John Kirby   SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)        58
      and Allen Kwong               SPDR Barclays Capital International Treasury Bond ETF (BWX)             63

     KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group where she is primarily responsible for managing Mortgage Backed Securities and US Treasury Index Funds. She joined the Adviser in 1998.

     JOHN KIRBY is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

     MAX DESANTIS is a Principal of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

     ALLEN KWONG is a Principal of SSgA FM and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

On page 76 in the Management section of the Prospectus, the following portfolio manager biography is hereby inserted:

     MAX DESANTIS. Max DeSantis is a Principal of SSgA, a Principal of SSgA FM and Portfolio Manager in the Passive Fixed Income portfolio management group. He has been a member of this group since July 2009. He joined SSgA in 2008 as part of the Investment Risk Management team focusing on Fixed Income risk. Prior to this Mr. DeSantis worked at State Street in Corporate Finance. Prior to joining State Street, Mr. DeSantis worked in manufacturing as a process engineer and as a research assistant through Harvard Medical School doing psychiatric research. Mr. DeSantis graduated from the University of Pennsylvania with a BA degree in Mathematics and received an MBA from the Carroll School of Management at Boston College. Mr. DeSantis is currently a Level III Candidate for the Chartered Financial Analyst designation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRTRMBSUPP1